UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

As previously disclosed, on February 11, 2021, HC2 Holdings 2 Inc. (now known as Innovate 2) and Continental General Insurance Company, former minority stockholders of 704Games, filed a complaint in the U.S. District Court for the District of Delaware against Motorsport Games Inc. (the “Company”), the Company’s Executive Officer and Executive Chairman, the Company’s Chief Financial Officer, and the manager of Motorsport Network.

On January 11, 2023, the Company and other defendants in this action entered into a settlement agreement (the “Settlement Agreement”) with one of the plaintiffs, Continental General Insurance Company (“Continental”), to settle the claims made by Continental against the defendants and the claims made by the defendants against Continental.

Under the terms of the Settlement Agreement, the Company is obligated to pay the sum of $1,100,000 to Continental. The Company will pay an amount of no less than $91,667 (the “Initial Payment”) within 12 business days after the later of: (i) the execution of the Settlement Agreement by all parties; and (ii) delivery of an IRS Form W-9 for the IOLTA trust account of Continental’s counsel. Following that payment, the Company will make payments of no less than $42,013 every 30 days until the full $1,100,00 has been paid. As per the Settlement Agreement, Continental has agreed to cause its claims in this action to be dismissed with prejudice as to Continental within 3 business days after receipt of the Initial Payment, and, effective upon such dismissal, Continental and the defendants will release claims against each other.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Settlement Agreement, dated as of January 11, 2023, among the Company, Continental, Counsel to Continental and other defendants name therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: January 18, 2023	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer and Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement, dated as of January 11, 2023, among the Company, Continental, Counsel to Continental and other defendants name therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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